SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON,  D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)   APRIL 1, 1998



                                PRAXAIR, INC.
          (Exact Name of Registrant as Specified in its Charter)


DELAWARE                          1-11037                 06-124-9050
(State or other                   (Commission             (IRS Employer
jurisdiction of incorporation)     File Number)           Identification (No.)



39 OLD RIDGEBURY ROAD, DANBURY, CT                       06810-5113
(Address of principal executive office)                  (Zip Code)


                  203-837-2000
(Registrant's Telephone Number, Including Area Code


                        N/A
(Former Name or Former Address, if Changed Since Last Report)



                    EXHIBIT INDEX IS LOCATED ON PAGE 4

ITEM 5.  OTHER EVENTS

Under Item 601(c)(2)(iii) of Regulation S-K, Praxair is retroactively restating the following previously submitted Financial Data Schedules due to the new accounting standard regarding earnings per share (SFAS No.
128).

Period Ended             Filed With
September 30, 1997       FORM 10Q
June 30, 1997            FORM 10Q
March 31, 1997           FORM 10Q
December 31, 1996        FORM 10K405
September 30, 1996       FORM 10Q
June 30, 1996            FORM 10Q

Although not required, Praxair is also providing Financial Data Schedules for the year ended December 31, 1995 and the three month period ended March 31, 1996 in order to facilitate investor analysis.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          Exhibits filed as part of this Form 8-K are listed in the
          Exhibit Index located on page 4 of this Current Report.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PRAXAIR, INC.
                                                         Registrant



Date:  APRIL 1, 1998                  By:               /S/J. ROBERT VIPOND
                                                        J. Robert Vipond
                                                         Vice President and
                                                          Controller

                               EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION                                PAGE NUMBER

Exhibit 27_R95         Year ended December 31, 1995
                        and three month period ended
                        March 31, 1996 Financial Data
                        Schedules                                      5

Exhibit 27_R96         Revised year ended December 31, 1996,
                        six month period ended June 30,
                        1996 and nine month period ended
                        September 30, 1996 Financial Data
                        Schedules                                      6

Exhibit 27_R97         Revised three month period ended
                        March 31, 1997, six month period
                        ended June 30, 1997 and nine month
                        period ended September 30, 1997
                        Financial Data Schedules                       7